UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

Future FinTech Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

Future FinTech Group Inc.	CONTROL ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

DATE: 12/5/2024

TIME: 10:00 a.m. (Local Time)

LOCATION: Room 603, Floor 5, Block A, Dong Fang Mei Di Ya, No. 4 Guang Hua Road, Chaoyang District, Beijing, China

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT: https://www.transhare.com/

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1: Go to https://www.transhare.com/

Step 2: Click the “Vote Your Proxy” link.

Step 3: Click on the name of Future FinTech Group Inc.

Step 4: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.

Step 5: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 11:59pm EST of 12/3/2024.

●	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE 11/20/2024.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

FAX THIS CARD TO: 1.727. 269.5616	FOLLOW THE ON-SCREEN INSTRUCTIONS	INCLUDE YOUR CONTROL 1D 1N YOUR EMAIL

HOW TO ATTEND THE MEETING AND VOTE IN PERSON:

PLEASE BRING THIS NOTICE WITH YOU IF YOU INTEND TO VOTE IN PERSON AT THE MEETING.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1.	Election of Board of Directors

2.	To ratify the appointment of Fortune CPA, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.	To adopt and approve the Future FinTech Group Inc. 2024 Omnibus Equity Plan

4.	To approve the compensation of the named executive officers as disclosed in the Proxy Statement in a non-binding, advisory vote.

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON 10/10/2024 AS THE RECORD DATE FOR THE DETERMINATION OF SHAREHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE OUR COMMON STOCK THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS ABOVE.

PLEASE NOTE-THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE BRING THIS NOTICE. YOUR VOTE IS IMPORTANT!